                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 15, 1997
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                        1-10899                     13-2744380
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                     11042-0020
----------------------------                                -------------------
(Address of principal                                       (zip code)
executive offices)

                                  516/869-9000
                             ----------------------------
                             Registrant's telephone,
                             including area code

                                 Not Applicable
-------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                                   1 of 17

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 5.  Other Events

         Shopping Center Acquisitions -

         Certain subsidiaries of Kimco Realty Corporation (the "Company") acquired 14 neighborhood and community shopping center properties (the "Shopping Center Acquisitions") comprising approximately 2.0 million square feet of gross leasable area ("GLA") in 8 states. These shopping center properties, acquired in separate transactions throughout 1997, for an aggregate purchase price of approximately $141.7 million including the assumption of approximately $14.0 million of mortgage debt include:

              o    Target Shopping Center, Lafayette, Indiana
              o    Carrollwood Commons, Tampa, Florida
              o    Shady Oaks Shopping Center, Ocala, Florida
              o    Woodforest Shopping Center, Houston, Texas
              o    Hammond Aire Plaza, Baton Rouge, Louisiana
              o    Crossroads Center, Florence, South Carolina
              o    Maplewood Plaza, Coral Springs, Florida
              o    Mountainside Plaza, Phoenix, Arizona
              o    Acadiana Square Shopping Center, Lafeyette, Louisiana
              o    The Festival at Manassas, Manassas, Virginia
              o    The Gallery Shopping Center, Greenville, South Carolina
              o    Tri-Cities Square Shopping Center, Mount Dora, Florida
              o    Greenridge Shopping Center, Staten Island, New York
              o    North Rivers Market, North Charleston, South Carolina

         Although none of the above Shopping Center Acquisitions, individually represent a "significant acquisition" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, the Company considers these acquisitions in the aggregate to be material in relation to its overall financial position and results of operations. Consequently, this report has been filed for the purpose of providing certain historical financial information for certain acquired properties and pro forma financial information for the Shopping Center Acquisitions.

More specific information with respect to each of these properties acquired is as follows:

         In January 1997, the Company purchased the Target Shopping Center located on Sagamore Parkway North in Lafayette, IN. This 177,000 square foot center is anchored by Target Stores and was acquired for approximately $4.1 million.

         In April 1997, the Company acquired the Carrollwood Commons shopping center located at Ehrlich Road and North Dale Mabry Highway, in Tampa, FL for approximately $14.1 million. This shopping center has 110,000 square feet of GLA and is anchored by Staples and Ross Stores.

         In June 1997, the Company purchased Shady Oaks Shopping Center, Woodforest Shopping Center and Hammond Aire Plaza located in Ocala, FL, Houston, TX and Baton Rouge, LA, respectively. These properties were acquired in separate transactions for an aggregate purchase price of approximately $34.6 million. Shady Oaks Shopping Center, located at the intersection of S.R. 200 and Shady Oaks Road comprises 251,000 square feet of GLA and is anchored by Kmart Corporation, Service Merchandise and Kash N' Karry. Woodforest Shopping Center, which comprises 113,000 square feet of GLA at the intersection of Wood Forest Boulevard and Uvalde Road, is anchored by HEB Pantry Food and Palais Royal. Tenants at Hammond Aire Plaza, which comprises 264,000 square feet of GLA at the intersection of Old Hammond Highway and Airline Highway, include Marshall's, Steinmart and Taylor Office Supply.

         In September 1997, the Company acquired the Crossroads Center located on Frontage Road in Florence, SC for approximately $7.3 million. This 114,000 square foot shopping center is anchored by Staples and Hamricks.

         In October 1997, the Company purchased Mountainside Plaza and Maplewood Plaza located in Phoenix, AZ and Coral Springs, FL, respectively. These properties were acquired in separate transactions for an aggregate purchase price of approximately $20.5 million, including the assumption of approximately $8.1 million of mortgage debt encumbering the Mountainside Plaza property. Mountainside Plaza which comprises 124,000 square feet of GLA at the intersection of Chandler Boulevard and 40th Street, is anchored by Safeway and Walgreen's. Tenants at Maplewood Plaza, which comprises 86,000 square feet of GLA at the intersection of Ramblewood Drive and University Drive, include TJ Maxx and Blockbuster Video.

         In November 1997, the Company acquired The Festival at Manassas and Acadiana Square Shopping Center located in Manassas, VA and Lafeyette, LA, respectively, in separate transactions for an aggregate purchase price of approximately $19.5 million. The Festival at Manassas is a 118,000 square foot center located at the intersection of Sudley Road and Portsmouth Drive and is anchored by Super Fresh Food Markets and Blockbuster Video. Acadiana Square Shopping Center is a 148,000 square foot center located at the intersection of U.S. Highway 167 and Ambassador Caffery Parkway and is anchored by SteinMart, TJ Maxx and Office Max.

         In December 1997, the Company acquired The Gallery Shopping Center, Tri-Cities Square Shopping Center, Greenridge Shopping Center and North Rivers Market located in Greenville, SC, Mount Dora, FL, Staten Island, NY, and North Charleston, SC, respectively. These properties were acquired in separate transactions for an aggregate purchase price of approximately $41.6 million, including the assumption of approximately $5.9 million of mortgage debt encumbering the Greenridge Shopping

Center property. The Gallery Shopping Center which comprises 91,000 square feet of GLA on Haywood Road is anchored by Baby Superstore. Tri-Cities Square Shopping Center located on Eurora Road and US Highway 441 comprises 111,000 square feet of GLA and is anchored by Kmart. The Greenridge Shopping Center which comprises 101,000 square feet of GLA at the intersection of Arthurkill Road and Richmond Avenue is anchored by Waldbaums Supermarket and CVS Drug Stores. North Rivers Market which comprises 196,000 square feet of GLA at the intersection of Rivers Avenue and Northbrook Boulevard is anchored by TJ Maxx, Marshall's and Phar-Mor.

         Management believes that the current annualized net cash flow generated by these recently acquired properties provides an annualized yield of 10% or more on the Company's investment in such properties.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)(b)   Financial Statements and Pro Forma Financial Information

                  The financial statements and pro forma financial information filed herewith is as follows:

                                                                                                   Page
                                                                                                   ----
                  Report of Independent Accountants                                                   6
                  Combined Historical Summary of Revenue and Certain Operating
                  Expenses for the Year Ended December 31, 1996 of
                  Certain Acquired Properties                                                         7
                  Notes to Combined Historical Summary of Revenue and Certain
                  Operating Expenses of Certain Acquired Properties                                   8

                  Estimates of Net Income and Funds from Operations of Certain
                  Acquired Properties                                                                 9
                  Notes to Estimates of Net Income and Funds from Operations of
                  Certain Acquired Properties                                                        10

                  Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997            12
                  Pro Forma Condensed Consolidated Statements of Income for
                  the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997      13
                  Notes to Pro Forma Condensed Consolidated Statements of Income                     15

                  (c)       Exhibits:

                           * 23.1 Consent of Coopers & Lybrand L.L.P.

                  --------------
                  *Filed herewith.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                         CERTAIN ACQUIRED PROPERTIES

                  COMBINED HISTORICAL SUMMARY OF REVENUE AND
                          CERTAIN OPERATING EXPENSES

                         YEAR ENDED DECEMBER 31, 1996

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Historical Summary of Revenue and Certain Operating Expenses of Certain Acquired Properties, as defined in the accompanying Note 1, for the year ended December 31, 1996. This combined historical summary is the responsibility of the management of Kimco Realty Corporation. Our responsibility is to express an opinion on the combined historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenue and Certain Operating Expenses of Certain Acquired Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Certain Acquired Properties.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses of the Certain Acquired Properties described in Notes 2 and 3 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                            COOPERS & LYBRAND L.L.P.



New York, New York
January 20, 1998

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                     COMBINED HISTORICAL SUMMARY OF REVENUE
                         AND CERTAIN OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1996

Revenue:
Base rentals                                                   $8,999,395
Operating reimbursements and other income                       2,267,338
                                                               ----------
                                                               11,266,733
                                                               ----------
Certain operating expenses:
Real estate taxes                                               1,022,303
Repairs and maintenance                                         1,264,876
Other operating expenses                                          498,328
                                                               ----------
                                                                2,785,507
                                                               ----------
Excess of revenue over certain
operating expenses                                             $8,481,226
                                                               ==========


The accompanying notes are an integral part of this combined financial statement.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                 NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUE
                         AND CERTAIN OPERATING EXPENSES

1.    Certain Properties Acquired
      ---------------------------

The Combined Historical Summary of Revenue and Certain Operating Expenses relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries:

Property Name                                          Location
-------------                                          --------

Carrollwood Commons                                    Tampa, FL
Crossroads Center                                      Florence, SC
Maplewood Plaza                                        Coral Springs, FL
Mountainside Plaza                                     Phoenix, AZ
Acadiana Square Shopping Center                        Lafeyette, LA
The Festival at Manassas                               Manassas, VA
The Gallery Shopping Center                            Greenville, SC
Tri-Cities Square Shopping Center                      Mount Dora, FL
North Rivers Market                                    North Charleston, SC

2.    Basis of Presentation
      ---------------------

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses include operating and maintenance costs, real estate taxes, and insurance expenses relating to the operation of the Certain Acquired Properties. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded from Certain operating expenses, as such costs are dependent upon a particular owner, purchase price or other financial agreement.

2.    Revenue Recognition
      -------------------

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

             1997                   $9,326,000
             1998                    8,553,000
             1999                    7,753,000
             2000                    6,617,000
             2001                    5,976,000
             Thereafter             22,654,000

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                           CERTAIN ACQUIRED PROPERTIES
                                   (Unaudited)

The following represents an estimate of the net income and funds from operations expected to be generated from the operation of the Certain Acquired Properties based upon the Combined Historical Summary of Revenue and Certain Operating Expenses for the year ended December 31, 1996. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
        Excess of revenues over certain operating expenses          $8,481,226
        Less:  Estimated depreciation (Note 1)                       1,818,859
                                                                    ----------
                 Estimated net income                               $6,662,367
                                                                    ==========
Estimated Funds from Operations
        Estimated net income                                        $6,662,367
        Add: Estimated depreciation (Note 1)                         1,818,859
                                                                    ----------
                 Estimated funds from operations                    $8,481,226
                                                                    ==========

                    KIMCO REALTY COPRORATION AND SUBSIDIARIES

                      NOTES TO ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                           CERTAIN ACQUIRED PROPERTIES

1.    Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase prices for the Certain Acquired Properties to land (20%) and building (80%) and assuming a 39 year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust under the provisions of the Internal Revenue Code ("Code"). Accordingly, the Company generally will not pay Federal income tax provided that distributions to its stockholders equal at least the amount of its real estate investment trust taxable income as defined under the Code.

2.    Acquisition Considerations

In assessing the properties acquired, the Company's management considered the existing tenancies, which are the primary revenue source, the occupancy rates, which averaged 97% on the dates of acquisition, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Historical Summary of Revenue and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Properties to be misleading or not necessarily indicative of future operating results.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 gives effect to the purchase of 8 shopping center properties acquired by the Company in October, November and December 1997 as if these properties had been acquired as of September 30, 1997.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 assume the Shopping Center Acquisitions had occurred as of January 1, 1996. The pro forma information is based on the historical statements of the Company after giving effect to the acquisition of these properties.

The Pro Forma Condensed Consolidated Balance Sheet and the Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the Shopping Center Acquisitions had been in effect on the date indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's audited financial statements as of December 31, 1996 and for the year then ended (which are contained in the Company's Form 10-K for the year ended December 31, 1996), and the unaudited condensed consolidated financial statements as of September 30, 1997 and for the nine months then ended (which are contained in the Company's Form 10-Q for the period ended September 30, 1997) and the accompanying notes thereto.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                   -----------
                                   (Unaudited)

                                                                                               PRO FORMA
                                                                           AS REPORTED        ADJUSTMENTS         PRO FORMA
                                                                         ---------------    ---------------    ---------------

Assets:
  Real estate, net of accumulated depreciation                           $ 1,103,340,060    $    81,596,242    $ 1,184,936,302
  Investment in retail store leases                                           16,408,989                 --         16,408,989
  Cash and cash equivalents                                                  122,645,949        (67,604,210)        55,041,739
  Accounts and notes receivable                                               16,090,574                 --         16,090,574
  Other assets                                                                76,027,470                 --         76,027,470
                                                                         ---------------    ---------------    ---------------
                                                                         $ 1,334,513,042    $    13,992,032    $ 1,348,505,074
                                                                         ===============    ===============    ===============

Liabilities:
  Notes payable                                                          $   410,250,000    $            --    $   410,250,000
  Mortgages payable                                                          108,129,377         13,992,032        122,121,409
  Other liabilities, including minority interests                                                        --
    in partnerships                                                           72,450,843                 --         72,450,843
                                                                                                         --
                                                                         ---------------    ---------------    ---------------
                                                                             590,830,220         13,992,032        604,822,252
                                                                         ---------------    ---------------    ---------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
    Issued and outstanding 300,000 shares                                        300,000                 --            300,000
    Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
    Issued and outstanding 200,000 shares                                        200,000                 --            200,000
    Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
    Issued and outstanding 400,000 shares                                        400,000                 --            400,000
    Aggregate liquidation preference $100,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
    Issued and outstanding 40,390,889 shares                                     403,909                 --            403,909
  Paid-in capital                                                            857,568,979                 --        857,568,979
  Cumulative distributions in excess of net income                          (115,190,066)                --       (115,190,066)
                                                                         ---------------    ---------------    ---------------
                                                                             743,682,822                 --        743,682,822
                                                                         ---------------    ---------------    ---------------

                                                                         $ 1,334,513,042    $    13,992,032    $ 1,348,505,074
                                                                         ===============    ===============    ===============

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                         -------------------------------
                                   (Unaudited)

                                                                           Shopping Center
                                                         As Reported         Acquisitions         Pro Forma
                                                       -----------------   -----------------   ----------------
Revenues from rental property                             $ 168,144,419        $ 19,659,352      $ 187,803,771
                                                       -----------------   -----------------   ----------------

Rental property expenses-
Rent                                                          1,417,263              37,500          1,454,763
Real estate taxes                                            19,815,808           2,135,405         21,951,213
Interest                                                     27,019,283           4,263,144         31,282,427
Operating and maintenance                                    21,659,620           3,014,152         24,673,772
Depreciation and amortization                                27,066,709           2,917,771         29,984,480
                                                       -----------------   -----------------   ----------------
                                                             96,978,683          12,367,972        109,346,655
                                                       -----------------   -----------------   ----------------
     Income from rental property                             71,165,736           7,291,380         78,457,116
Income from investment in retail store leases                 3,631,845                   -          3,631,845
                                                       -----------------   -----------------   ----------------
                                                             74,797,581           7,291,380         82,088,961

Management fee income                                         3,447,577                   -          3,447,577
General and administrative expenses                         (10,333,924)                  -        (10,333,924)
Other income (expenses), net                                  5,113,704          (1,530,000)         3,583,704
                                                       -----------------   -----------------   ----------------

     Income before gain on sale of shopping center           73,024,938           5,761,380         78,786,318

Gain on sale of shopping center property                        801,955                   -            801,955
                                                       -----------------   -----------------   ----------------

    Net income                                              $73,826,893          $5,761,380        $79,588,273
                                                       =================   =================   ================

    Net income applicable to common shares                  $57,692,418          $5,761,380        $63,453,798
                                                       =================   =================   ================



    Net income per common share                                   $1.61                                  $1.77
                                                                  =====                                  =====

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                   ------------------------------------------
                                   (Unaudited)

                                                                                     Shopping Center
                                                                  As Reported         Acquisitions          Pro Forma
                                                                -----------------   ------------------   ----------------
Revenues from rental property                                      $ 141,294,177         $ 12,406,529      $ 153,700,706
                                                                -----------------   ------------------   ----------------

Rental property expenses-
Rent                                                                   2,499,182               28,125          2,527,307
Real estate taxes                                                     17,479,097            1,312,963         18,792,060
Interest                                                              22,252,562            2,186,348         24,438,910
Operating and maintenance                                             16,687,602            1,938,028         18,625,630
Depreciation and amortization                                         21,737,600            1,784,133         23,521,733
                                                                -----------------   ------------------   ----------------
                                                                      80,656,043            7,249,597         87,905,640
                                                                -----------------   ------------------   ----------------
     Income from rental property                                      60,638,134            5,156,932         65,795,066
Income from investment in retail store leases                          2,704,761                    -          2,704,761
                                                                -----------------   ------------------   ----------------
                                                                      63,342,895            5,156,932         68,499,827

Management fee income                                                  2,754,842                    -          2,754,842
General and administrative expenses                                   (8,526,158)                   -         (8,526,158)
Other income (expenses), net                                           4,474,666             (725,000)         3,749,666
                                                                -----------------   ------------------   ----------------

     Income before gain on sale of shopping center                    62,046,245            4,431,932         66,478,177

Gain on sale of shopping center property                                 243,995                    -            243,995
                                                                -----------------   ------------------   ----------------

    Net income                                                       $62,290,240           $4,431,932        $66,722,172
                                                                =================   ==================   ================

    Net income applicable to common shares                           $48,461,965           $4,431,932        $52,893,897
                                                                =================   ==================   ================



    Net income per common share                                            $1.33                                   $1.45
                                                                           =====                                   =====

KIMCO REALTY CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
OF INCOME

1.    Basis of Presentation

As Reported amounts have been adjusted based upon the historical results of the Shopping Center Acquisitions for the year ended December 31, 1996. These adjustments to the Pro Forma Condensed Consolidated Statements of Income have the effect of presenting the results for the year ended December 31, 1996 and the nine months ended September 30, 1997 as if the Shopping Center Acquisitions had been completed as of January 1, 1996.

2.    Pro Forma Adjustments

The adjustment to interest expense relates to the assumed mortgages and additional borrowings related to the properties acquired.

The adjustment to other income (expenses), net relates to the elimination of interest earned on funds assumed to have been expended as of January 1, 1996 for property acquisitions.

The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Kimco Realty Corporation
                                             ------------------------
                                                    Registrant
Date:  January 21, 1998
                                             By:  /s/ Michael V. Pappagallo
                                                  ----------------------------
                                                  Michael V. Pappagallo
                                                  Chief Financial Officer